KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated July 21, 2011 to the Prospectuses dated May 1, 2011 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

The Prospectuses are amended as follows:

Under the heading “Annual Portfolio Operating Expenses” please replace the information relating to Templeton Developing Markets Securities Fund – Class 2 with the following:

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Templeton Developing Markets Securities Fund – Class 2	1.11%X	0.25%	0.26%	0.01%X	1.63%	0.01%X	1.62%X,Y

X Restated to reflect the decrease in the investment management fee effective May 1, 2011. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual Fee Waiver or Expense Reimbursement agreement may not be terminated during the term set forth above. Total Portfolio Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund Prospectus, which do not reflect the decrease in Management Fee and the Acquired Fund Fees and Expenses.
Y Total Portfolio Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.